                                                                   Exhibit 23(a)

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-12292) pertaining to the Meridian Bancorp, Inc. Savings Plan of CoreStates Financial Corp of our report dated June 13, 1997, with respect to the financial statements and schedules of the Meridian Bancorp, Inc. Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1996.


                                       /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
June 27, 1997



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